UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 1, 2025, LM Funding America Inc., a Delaware corporation (“LMFA”, the “Company”), through its wholly-owned subsidiary US Digital Mining Mississippi LLC, a Mississippi limited liability company (the “Acquiror”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), with Greenidge Mississippi LLC, a Mississippi limited liability company (“Greenidge”). On September 16, 2025, the Acquiror completed the previously announced acquisition contemplated by the Purchase Agreement of the approximate 6.4 acre parcel of real property located at 249 Datco Industrial Road, Columbus, Mississippi 39707 (the “Mississippi Property”), including substantially all of the business assets of Greenidge located at the Mississippi Property (the acquired assets, the “Mississippi Operations”) and the assumption of certain specified liabilities (collectively, the “Transaction”). The Company also acquired approximately 2,330 Bitmain Antminer S19, S19 Pro and S19 J Pro Bitcoin miners.

LMFA filed a Current Report on Form 8-K on September 18, 2025 announcing the completion of the Transaction (the “Original Report”). This Current Report on Form 8-K/A (this “Amendment”) amends the Original Report to amend and supplement Item 9.01 of the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Carve-Out Financial Statements of Business Acquired

•
The audited balance sheet of the Mississippi Operations, as of December 31, 2024 , and the related statements of operations, changes in equity, and cash flows for the year ended December 31, 2024, and the related notes, are attached as Exhibit 99.1 to this Amendment and incorporated by reference herein.
•
The unaudited balance sheet of the Mississippi Operations as of June 30, 2025 and the related statements of operations, changes in equity, and cash flows for the six months ended June 30, 2025, and the related notes, are attached as Exhibit 99.2 to this Amendment and incorporated by reference herein.

(b) Pro forma financial information

The following unaudited pro forma financial information of LMFA is attached as Exhibit 99.3 to this Amendment and incorporated by reference herein:

•
Unaudited Pro Forma Consolidated Balance Sheet of LMFA as of June 30, 2025, on a pro forma basis as if the Transaction had been consummated on June 30, 2025.
•
Unaudited Pro Forma Consolidated Statement of Operations of LMFA for the six months ended June 30, 2025, on a pro forma basis as if the Transaction had been consummated on January 1, 2024.
•
Unaudited Pro Forma Consolidated Statement of Operations for LMFA of the year ended December 31, 2024, on a pro forma basis as if the Transaction had been consummated on January 1, 2024.
•
Notes to Unaudited Pro Forma Consolidated Financial Statements.

(d) Exhibits

Exhibit Number	Description
99.1	Audited Financial Statements of the Mississippi Operations as of and for the year ended December 31, 2024
99.2	Unaudited Financial Statements of the Mississippi Operations as of and for the six month period ending June 30, 2025
99.3	Unaudited Pro Forma Consolidated Financial Statements of LMFA as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information regarding the expected benefits to the Company and Acquiror from the Transaction that may or may not be realized within the expected time periods. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc

Date:	November 28, 2025	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer